INVESTOR SUBSCRIPTION AGREEMENT

FOR

B2 HEALTH, INC.

Persons interested in purchasing shares ("Shares") of Common Stock of B2 Health, Inc., a Delaware corporation (the "Company") must complete, execute, and deliver this Subscription Agreement (the "Agreement") along with their check made payable to “B2 Health, Inc. Escrow Account, Corporate Stock Transfer, Inc., Escrow Agent” to:

B2 Health, Inc.

7750 N. Union Blvd., Suite 201

Colorado Springs, CO  80920

If and when accepted by the Company, this Agreement shall constitute a subscription for shares of Common Stock, $.0001 par value per share of the Company.

The Company reserves the right to reject in its entirety any subscription which is tendered or to allocate to any prospective purchaser a smaller number of shares than the prospective purchaser has subscribed to purchase.  In such event, the Company will return to you at the address set forth in this Agreement your payment (or a pro rata portion of your payment, if such subscription is rejected only in part), without interest or deduction.

An accepted copy of this Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.

I/we hereby tender this Agreement for the purchase of ________  shares, at a price of $1.00 per share.  With this Agreement, I/we tender payment in the amount of $________ ($1.00 per share) for the shares subscribed.

In connection with this investment in the Company, I/we represent and warrant as follows:

a.       Prior to tendering payment for the shares, I/we received and reviewed the Company's prospectus dated March ____, 2007,  and have relied on no other information or materials in reaching my/our investment decision.

b.       I/we represent and warrant that no broker-dealer or member of the National Association of Securities Dealers, Inc. has participated or been involved in any manner whatsoever in my investment decision.

c.       I am/we are bona fide resident(s) of

____________________________

                                                              (State)

_____________________________

(Country)

d.

I/we understand and agree that this subscription agreement is subject to the terms and conditions of the Fund Escrow Agreement more fully described in the Company’s prospectus

Please register the shares which I am/we are purchasing as follows:

         Name: _____________________________________________

As (check one):

____

Individual

____

Tenants-in-Common

____

Partnership

____

Joint Tenants

____

Corporation

____

Trust

____

Minor with adult custodian

Under the Uniform Gift

to Minors Act

For the person(s) who will be registered shareholder(s):

Name: __________________________

Telephone: ______________________

Social Security or Taxpayer ID number: ______________________________________

Street Address:

________________________________________

_____________________________________________________

City              State    Zip

Date of Birth: ________________________

______________________________________

____________________________

Signature

Date

ACCEPTED BY:   B2 HEALTH, INC.

By: ____________________________________

_____________________________

                                        Date:

Its: ____________________________________